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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                October 16, 2003




                                  SAFEWAY INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     1-00041                 94-3019135
         --------                     -------                 ----------
(State or other jurisdiction  (Commission File Number)       (IRS Employer
    of Incorporation)                                     Identification Number)


5918 Stoneridge Mall Road, Pleasanton, California             94588-3229
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

                                 (925) 467-3000
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
               --------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 7.   Financial Statements and Exhibits.

(c) Exhibits.

The following exhibit is furnished pursuant to Item 12 of Form 8-K:

          99. Press Release dated October 16, 2003.

Item 12.  Results of Operations and Financial Condition.

Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K. The information in this Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

On October 16, 2003, we issued our third quarter 2003 earnings press release. A copy of our press release is attached hereto as Exhibit 99.

In the press release, we use the following financial measures that are not measures of financial performance under U.S. generally accepted accounting principles (non-GAAP financial measures):

-- "adjusted EBITDA from continuing operations" which is defined as EBITDA (earnings before interest, income taxes, depreciation and amortization) excluding the following:

     --   LIFO expense;
     --   equity in (earnings) losses of unconsolidated affiliates, net;
     --   cumulative effect of accounting change; and
     --   loss (income) on discontinued operations, net of tax.

-- "adjusted EBITDA from continuing operations as a percentage of sales" which is calculated by dividing "adjusted EBITDA from continuing operations" by sales.

-- "interest coverage ratio" which is calculated by dividing "adjusted EBITDA from continuing operations" by interest expense.

-- "free cash flow" which is calculated as net cash flow from operating activities less net cash flow used by investing activities.

Reconciliations of "adjusted EBITDA from continuing operations" to the most directly comparable GAAP financial measures - net income (loss) and net cash flow from operating activities - are provided in the press release. These four measures provide information regarding various aspects of the cash that our business generates, which management believes is useful to understanding our business.

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

Management believes that "adjusted EBITDA from continuing operations" and the related ratios are useful measures of operating performance that facilitate management's evaluation of our ability to service debt and our capability to incur more debt to generate the cash needed to grow the business (including at times when interest rates fluctuate). Omitting interest, taxes, the enumerated non-cash items and items related to discontinued operations from net income
(loss) provides a financial measure that is useful to management in assessing operating performance because the cash our business operations generate enables us to incur debt and thus to grow.

Management believes that "adjusted EBITDA from continuing operations" and the related ratios also facilitate comparisons of our results of operations with those of companies having different capital structures. Since the levels of indebtedness, tax structures, methodologies in calculating LIFO expense and unconsolidated affiliates that other companies have are different from ours, we omit these amounts to facilitate investors' ability to make these comparisons. Similarly, we omit depreciation and amortization because other companies may employ a greater or lesser amount of owned property, and because, in management's experience, whether a store is new or one that is fully or mostly depreciated does not necessarily correlate to the contribution that that store makes to operating performance.

Management also believes that investors, analysts and other interested parties view our ability to generate "adjusted EBITDA from continuing operations" as an important measure of our operating performance and that of other companies in our industry.

"Free cash flow," "adjusted EBITDA from continuing operations" and the related ratios are useful indicators of our ability to service debt and fund share repurchases that management believes will enhance stockholder value. Adjusted EBITDA from continuing operations also is a useful indicator of cash available for investing activities. A portion of the free cash flow that the Company generates in 2003 is expected to be spent on mandatory debt service requirements or other non-discretionary expenditures.

These non-GAAP financial measures should not be considered as alternatives to net income (loss) as a measure of performance, nor as alternatives to net cash from operating activities as a measure of liquidity. These measures have limitations as analytical tools, and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP. Other companies in our industry may calculate "adjusted EBITDA from continuing operations" and "free cash flow" differently than we do, limiting their usefulness as comparative measures. Additional limitations include:

-- "Adjusted EBITDA from continuing operations" does not reflect our cash expenditures for capital expenditures;

--   "Adjusted   EBITDA  from  continuing   operations"  does  not  reflect  the
     significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debts; and

-- Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and "adjusted EBITDA from continuing operations" does not reflect any cash requirements for such replacements.

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

Because of these limitations, our non-GAAP financial measures should not be considered as measures of discretionary cash available to us to invest in the growth of our business. We compensate for these limitations by relying primarily on our GAAP results and use our non-GAAP financial measures supplementally.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SAFEWAY INC.
                                             (Registrant)


Date:    October 16, 2003                     By:      /s/ Robert A. Gordon
                                                       --------------------
                                              Name:    Robert A. Gordon
                                              Title:   Senior Vice President
                                                       & General Counsel



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                                  EXHIBIT INDEX

Exhibit
No.
-------

99.               Press Release dated October 16, 2003 of Safeway Inc.





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